AMENDMENT NO. 4 TO THE
                    SAN DIEGO GAS & ELECTRIC COMPANY
                 NUCLEAR FACILITIES NON-QUALIFIED CPUC
                     DECOMMISSIONING MASTER TRUST
                        AGREEMENT FOR SAN ONOFRE
                     NUCLEAR GENERATING STATIONS


     This Amendment No. 4 is entered into as of the 23rd day of December, 1996, by and between San Diego Gas & Electric Company, a corporation duly organized and existing under the laws of the State of California, and having its principal office at 101 Ash Street, San Diego, California 92101-3017 (the "Company"), and State Street Bank and Trust Company, as Trustee, having its principal office at 1 Enterprise Drive, Quincy, Massachusetts 02171 (the "Trustee").

     Pursuant to Section 2.12 of the Nuclear Facilities Qualified CPUC Decommissioning Master Trust Agreement dated June 29, 1992 (the "Agreement") between San Diego Gas & Electric Company (the "Company") and State Street Bank and Trust Company, as Trustee, the parties agree to amend the Agreement as follows:

     1. The representations set forth above are incorporated herein by this reference thereto.

     2. Section 1.03 of the Agreement is amended and restated to read as follows:

          The exclusive purposes of this Master Trust are to provide monies for the decommissioning of the Plants, and to constitute qualified nuclear decommissioning funds for the Units within the meaning of Section 468A of the Code, any applicable successor provision and the regulations thereunder. Assets of the Funds must be used as authorized by Section 468A of the Code and the regulations thereunder

     3. The first paragraph of Section 2.12 of the Agreement is amended and restated to read as follows:

          The Trustee and the Company understand and agree that modifications or amendments may be required to this Agreement from time to time to effectuate the purposes of the trust. This Agreement may not be amended so as to violate Section 468A of the Code or the regulations thereunder.

     4.   The second page of Exhibit C1 of the Agreement, the Fee
     Schedule relating to the International Portfolio, is replaced with the revised second page attached hereto.







     5.   The first sentence of the second paragraph of Section
     4.03 is amended and restated to read as follows:

          This fee schedule is effective through December 31, 1997 and may be extended with the approval of the Trustee.

     6. The first and second sentences of the fourth paragraph of Section 4.03 are amended and restated as follows:

          This fee schedule shall be effective through December
          31, 1997 for all assets placed under the Trustee's investment discretion. After January 1, 1998, the fee schedule for assets placed under the Trustee's investment discretion shall be subject to renegotiation."

     7. Except as set forth herein, the Agreement is hereby ratified and confirmed and remain in full force and effect



SAN DIEGO GAS & ELECTRIC                     STATE STREET BANK AND
COMPANY                                      TRUST COMPANY


By:_______________________                 By:____________________

Title:____________________                 Title:_________________

Attest:___________________                 Attest:________________

Title:____________________                 Title:_________________




CALIFORNIA PUBLIC UTILITIES COMMISSION


By:_________________________________________

Title:______________________________________

Attest:_____________________________________

Title:______________________________________



                                                    EXHIBIT C1

INTERNATIONAL PORTFOLIO

  I.  TRUST/CUSTODY CHARGES

      The following charges will be assessed on the month-end net asset value in U.S. dollars:

      Global Assets @ fourteen (14) basis points per annum

  I.  PORTFOLIO ADMINISTRATION (ACCOUNTING, RECORDKEEPING &
      REPORTING)

      $20,000 per portfolio per annum

 II.  PORTFOLIO ACTIVITY

      International Sub-Custodian Charges

                   Group A   Group B   Group C   Group D   Group E

     Transaction   ($)  25     45       60        70           100

     Holdings (bp)*   1.25   3.50     5.25      16.0          45.0


               Australia   Austria   Finland   Brazil    Argentina
               Canada      Belgium   Indonesia China    Bangladesh
               Cedel       Hong Kong Ireland   Czech      Botswana
               Denmark Netherlands Luxembourge Egypt Chile Euroclear Norway Malaysia Jamaica Columbia
               France      Sweden      Mexico   So. Korea   Cyprus
               Germany              Singapore  Philippines Ecuador
               Italy                Thailand   Portugal      Ghana
               Japan                           Sri Lanka    Greece
               Namibia                         Taiwan      Hungary
               New Zealand                     Turkey        India
               So. Africa                                   Israel
               Spain                                        Jordan
               Switzerland                                   Kenya
               United Kingdom                              Morocco
                                                          Pakistan
                                                              Peru
                                                            Poland
                                                           Tunisia
                                                           Uruguay
                                                         Venezuela
                                                            Zambia
                                                          Zimbabwe

* Based on the month-end value in U.S. dollars